MFS(R)/SUN LIFE SERIES TRUST

                             STRATEGIC INCOME SERIES

                      Supplement to the Current Prospectus

The Strategic Income Series Portfolio Manager section of the prospectus is hereby restated as follows:

Bernard Scozzafava, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1989. Effective September 10, 2001, Mr. Scozzafava became the portfolio manager of the series.

               The date of this Supplement is September 14, 2001.